SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 5, 2012

Emerging Growth Acquisitions I, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-53875	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, 448 Minzu Road, Bama County, Bama Yaozu Autonomous County, Guangxi Province, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-778-621-1529

250 Park Avenue, 7th Floor New York, New York
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On April 5, 2012, Emerging Growth Acquisitions I, Inc. (the “Company”), Amit Tandon and Ajay Tandon (each a “Seller” and collectively, the “Sellers”) signed a purchase agreement (the “Stock Purchase Agreement”) with Shuairui Qiu (the “Purchaser” and together with the Company and the Sellers, the “Parties”), whereby the Purchaser purchased 100,000 shares of the Company’s common stock, which represents 100% of the issued and outstanding common shares of the Company for $20,000 (the “Purchase Price”). The Purchase Price was transferred to the Sellers on April 6, 2012 (the “Closing Date”).

Item 5.01   Changes in Control of Registrant

Reference is made to the disclosure set forth under Items 1.01 and 5.02 of this Report, which disclosure is incorporated herein by reference.

Form 10 Disclosure

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act immediately before the change of control and remains one after as well, as the business of the Company is remaining the same.  Pursuant to the requirements of Item 5.01(a)(8) of Form 8-K, the Company would be required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon acquiring the Claims).  The information required by Form 10 is not included herein, and is incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 5, 2012 and the Company’s Form 10/A filed with the Commission on March 21, 2011.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrently with the closing of the Stock Purchase Agreement, Amit Tandon submitted to the Company a resignation letter pursuant to which he resigned from his positions as the Company’s President, CEO, CFO and Director of the Company. The Company’s Board of Directors (the “Board”) appointed Shuairui Qiu as the Company’s President, CEO, CFO and sole Director.

Shuairui Qiu – President, CEO, CFO, Director

Shuairui Qiu has been the President of Bamatianshou Golden Flower Tea Biotechnology Development Co., Ltd. since March 2012. From September 2011 to January 2012, Ms. Qiu was assistant to the president of Shenzhen Wanjiafu Equity Investment Management Co., Ltd. Ms. Qiu received her bachelor degree in law from Guangzhou University in June 2011.

Based on her work experience and education, the Company has deemed Ms. Qiu fit to serve on the Board.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Rothenberg.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

We do not have an employment agreement with our sole officer and director.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement by and among Emerging Growth Acquisitions I, Inc., Amit Tandon, Ajay Tandon and Shuairui Qiu entered into on April 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2012                                                                             EMERGING GROWTH ACQUISITIONS I, INC.

By:           /s/ Shuairui Qiu
Name :     Shuairui Qiu
Title :       President, Chief Executive Officer and Chief Financial Officer